                                                                   Exhibit 10.10

THIS DEBT SETTLEMENT AGREEMENT made as of the 12th day of July, 2000.

BETWEEN:


          SHAREHOLDERS,
          which consists of  thirteen entities (attached hereto as Schedule "A")

                      (hereinafter called the "Creditors")

                                                               OF THE FIRST PART

AND:

          NEWLANDS OIL & GAS INC.,
          A company incorporated under the laws of Nevada and with an office in British Columbia,
          300 - 750 West Pender Street, Vancouver, British Columbia  V6C 2T7
          CANADA

                      (hereinafter called the "Debtor")

                                                              OF THE SECOND PART

WHEREAS:


A. As at the date hereof, the Debtor is indebted to the Creditors in the total amount of US $86,000.

       (the "Debt");

B. The Debtor has agreed to issue to the Creditors a total of 860,000 shares (the "Shares") in the capital stock of the Debtor at a deemed price of US $0.10 per share.

C. The Creditors have agreed to accept the said Shares in full satisfaction of the Debt;

       NOW THEREFORE THIS AGREEMENT WITNESSES that in consideration of the mutual promises and covenants herein contained, the parties hereto agree as follow:

1. The Creditors hereby agree to accept from the Debtor the Shares in full satisfaction of the Debt.

2. The Creditors hereby agree that upon the issuance to it of the Shares, the Creditors release and forever discharge the Debtor, its successors and assigns from all manner of actions, suits, debts due, accounts, bonds, contracts, claims and demands whatsoever which against the Debtor it ever had, now has, or which its successors or assigns or any of them hereafter may have by reason of the Debtor's indebtedness to the Creditors.

3. This Agreement and the rights of the Creditors under it may not be sold, conveyed or otherwise assigned by the Creditors without the prior written consent of the Debtor first having been obtained, which consent shall not be unreasonably withheld.

4. No right of a party hereto shall be prejudiced by events beyond a party's reasonable control including, without limiting the generality of the foregoing, pressures or delays from outside parties, labour disputes, the exigencies of nature, governments, regulatory authorities and acts of God, but excluding the want of funds. All times herein provided for shall be extended by the period necessary to cure any such event and the party affected shall use all reasonable means to do so promptly.

5. This Agreement shall be governed by and be construed in accordance with the laws of British Columbia. The courts of British Columbia shall have sole jurisdiction to hear and determine all manner of disputes and claims arising out of or in any way connected with the laws of British Columbia. The courts of British Columbia shall have sole jurisdiction to hear and determine all manner of disputes and claims arising out of or in any way connected with the construction, breach or alleged, threatened or anticipated breach of this Agreement and determine all questions as to the validity, existence or enforceability thereof.

6.     Time shall be of the essence of this Agreement.

7. This Agreement may be executed in two or more counterparts bearing original or facsimile signatures, each of which shall be deemed an original but all of which together constitute one and the same instrument.

8. This Agreement shall enure to the benefit of and be binding upon each of the parties hereto and their respective successors and permitted assigns.

       IN WITNESS WHEREOF the parties have executed this Agreement as of the day and year first above written.

SIGNED, SEALED AND DELIVERED           )
in the presence of:                    )
                                       )
Inez Jesionowski                       )     /s/ Don De Cotiis
----------------------------------           -----------------------------
                                       )     Authorized Signatory
928 Richards Street, Vancouver, BC     )     438336 BC Ltd.
----------------------------------
                                       )
Reception                              )
----------------------------------


SIGNED, SEALED AND DELIVERED           )
in the presence of:                    )
                                       )
Julie Ngyuen                           )     /s/ Nick De Cotiis
----------------------------------           -----------------------------
                                       )     Authorized Signatory
4220 Eton Street                       )     Fraser River Bridge Holdings Ltd.
----------------------------------
                                       )
Administrative Assistant               )
----------------------------------

SIGNED, SEALED AND DELIVERED           )
in the presence of:                    )
                                       )
Inez Jesionowski                       )     /s/ Graeme Sewell
----------------------------------           -----------------------------
                                       )     Graeme Sewell
928 Richards Street Vancouver, BC      )
----------------------------------
                                       )
Reception                              )
----------------------------------

SIGNED, SEALED AND DELIVERED           )
in the presence of:                    )
                                       )
Inez Jesionowski                       )     /s/ Negar Towfigh
----------------------------------           -----------------------------
                                       )     Negar Towfigh
928 Richards Street, Vancouver, BC     )
----------------------------------
                                       )
Reception                              )
----------------------------------

SIGNED, SEALED AND DELIVERED           )
in the presence of:                    )
                                       )
A. Crawford                            )
----------------------------------
                                       )     Authorized Signatory
4-1609 Balsam Street                   )     Scottish Holdings Ltd.
----------------------------------
                                       )
Vancouver, BC V6R 3C9                  )
----------------------------------

SIGNED, SEALED AND DELIVERED           )
in the presence of:                    )
                                       )
                                       )     /s/ Audley G. Williams - Director
----------------------------------           -----------------------------
                                       )     Authorized Signatory
                                       )     Prism Holdings Inc.
----------------------------------
                                       )
----------------------------------
                                       )

SIGNED, SEALED AND DELIVERED           )
in the presence of:                    )
                                       )
                                       )     /s/ Bradley Rudman
----------------------------------           -----------------------------
                                       )     Bradley Rudman
                                       )
----------------------------------
                                       )
----------------------------------
                                       )

SIGNED, SEALED AND DELIVERED           )
in the presence of:                    )
                                       )
                                       )     /s/ Martin Zalin
----------------------------------           -----------------------------
                                       )     Martin Zalin
                                       )
----------------------------------
                                       )
----------------------------------
                                       )

SIGNED, SEALED AND DELIVERED           )
in the presence of:                    )
                                       )
Inez Jesionowski                       )     /s/ Dorothy De Cotiis
----------------------------------           -----------------------------
                                       )     Dorothy De Cotiis
928 Richards Street, Vancouver, BC     )
----------------------------------
                                       )
Reception                              )
----------------------------------

SIGNED, SEALED AND DELIVERED           )
in the presence of:                    )
                                       )
Inez Jesionowski                       )     /s/ Marianne De Cotiis
----------------------------------           -----------------------------
                                       )     Marianne De Cotiis
928 Richards Street, Vancouver, BC     )
----------------------------------
                                       )
Reception                              )
----------------------------------

SIGNED, SEALED AND DELIVERED           )
in the presence of:                    )
                                       )
Inez Jesionowski                       )     /s/ Richard Masana
----------------------------------           -----------------------------
                                       )     Richardo Masana
928 Richards Street, Vancouver, BC     )
----------------------------------
                                       )
Reception                              )
----------------------------------

SIGNED, SEALED AND DELIVERED           )
in the presence of:                    )
                                       )
                                       )     /s/ Allan Fabbro
----------------------------------           -----------------------------
                                       )     Allan Fabbro
                                       )
----------------------------------
                                       )
----------------------------------
                                       )

SIGNED, SEALED AND DELIVERED           )
in the presence of:                    )
                                       )
Gayle Nock                             )     /s/ Allen Sewell
----------------------------------           -----------------------------
                                       )     Authorized Signatory
                                       )     Brothers Oil & Gas Inc.
----------------------------------
                                       )
----------------------------------
                                       )



SIGNED, SEALED AND DELIVERED           )
in the presence of:                    )
Inez Jesionowski                       )     /s/ Alan Crawford
----------------------------------           -----------------------------
                                       )     Authorized Signatory
928 Richards Street, Vancouver, BC     )     Newlands Oil & Gas Inc.
----------------------------------
                                       )
Reception                              )
----------------------------------

                   RESOLUTIONS OF THE DIRECTORS OF NEWLANDS OIL & GAS INC.
                         (THE "CORPORATION") PASSED WITHOUT MEETING

BE IT RESOLVED THAT:

  1. The Corporation do allot, issue and deliver to the following persons the numbers of shares and at the price per share as set out opposite their respective names:

         Name                     No. of Common Shares               Price
         ----                     --------------------               -----

        438336 BC Ltd.                     150,000                   $0.10
        Fraser River Bridge Holdings Ltd.   75,000                   $0.10
        Graeme Sewell                       75,000                   $0.10
        Negar Towfigh                       30,000                   $0.10
        Scottish Holdings Ltd.              75,000                   $0.10
        Prism Holdings Inc.                 75,000                   $0.10
        Bradley Rudman                      60,000                   $0.10
        Martin Zalin                        20,000                   $0.10
        Dorothy De Cotiis                   75,000                   $0.10
        Marianne De Cotiis                  37,500                   $0.10
        Richardo Masana                     37,500                   $0.10
        Allan Fabbro                        75,000                   $0.10
        Brothers Oil & Gas Inc.             75,000                   $0.10

2. The following Share Certificate representing shares in the capital of the Corporation Issued to the following entities for a total of 860,000 shares and the seal of the Corporation be affixed thereto in the presence of any one director of the Corporation:

        Name                            No. of Common Shares
        ----                            --------------------

        438336 BC Ltd.                            150,000
        Fraser River Bridge Holdings Ltd.          75,000
        Graeme Sewell                              75,000
        Negar Towfigh                              30,000
        Scottish Holdings Ltd.                     75,000
        Prism Holdings Inc.                        75,000
        Bradley Rudman                             60,000
        Martin Zalin                               20,000
        Dorothy De Cotiis                          75,000
        Marianne De Cotiis                         37,500
        Richardo Masana                            37,500
        Allan Fabbro                               75,000
        Brothers Oil & Gas Inc.                    75,000

and that its name and other necessary particulars be entered in the registers of the Company.


/s/ Graeme Sewell
----------------------------------

                                  "Schedule A"

                                  Shareholders

Entity                              No. of Newlands Shares Entity is Selling

438336 BC Ltd.                                     150,000
Suite 300, 750 W. Pender St.
Vancouver, BC  V6C 2T7

Fraser River Bridge Holdings Ltd.                   75,000
Suite 300, 750 W. Pender St.
Vancouver, BC  V6C 2T7

Graeme Sewell                                       75,000
5501 Cliffridge Place
North Vancouver, BC  V7R 4S2

Negar Towfigh                                       30,000
1403 Chippendale Road
West Vancouver, BC  V7S 2N7

Scottish Holdings Ltd.                              75,000
#703 -938 Howe Street
Vancouver, BC  V6Z 1N4

Prism Holdings Inc.                                 75,000
PO Box 150 Design House
Providenciales
Turks & Caicos Isles

Bradley Rudman                                      60,000
Suite 1620, 1 Penn Plaza
New York, NY 10119

Martin Zalin                                        20,000
Suite 204, 691 Walt Whitman Road
Melville, NY  11746

Dorothy De Cotiis                                   75,000
1533 Errigal Place
West Vancouver, BC  V7S 3H1

Marianne De Cotiis                                  37,500
1533 Errigal Place
West Vancouver, BC  V7S 3H1

Entity                             No. of Newlands Shares to be Issued to Entity

Richardo Masana                                     37,500
880 3rd Street
West Vancouver, BC  V7T 2J3

Allan Fabbro                                        75,000
#306 - 8380 Jones Road
Richmond, BC  V6Y 1L6

Brothers Oil & Gas Inc.                             75,000
#1638 - 145 Tyee Drive
Pt. Roberts, WA  98281